                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended September 30, 2003, CNB had consolidated net income of $599,000, or $1.31 per share as compared to $297,000, or $0.65 per share for the three months ended September 30, 2002. For the nine months ended September 30, 2003, CNB has consolidated net income of $1.4 million, or $2.96 per share compared to $937,000, or $2.05 per share for the nine months ended September 30, 2002.

     CNB, with total assets at September 30, 2003 of $200.3 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the newest office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville.


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         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2003 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                  CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                        SEPTEMBER 30,         DECEMBER 31,
                                                            2003                  2002
                                                        -------------         ------------
                                                         (Unaudited)

                      ASSETS
Cash and due from banks                                 $  8,063,849          $  7,832,735
Federal funds sold                                           565,624             4,127,299
Securities available for sale
  (at approximate market value)                           42,680,827            43,429,902
Federal Home Loan Bank stock, at cost                        858,700               429,000
Federal Reserve Bank stock, at cost                          129,650               129,650
Loans and lease receivable, net                          140,037,963           128,330,303
Accrued interest receivable                                  856,486               891,986
Foreclosed real estate (held for sale), net                  107,619                 1,800
Premises and equipment, net                                4,649,673             4,800,135
Cash surrender value of life insurance                     1,047,745               964,179
Deferred income taxes                                        349,799                     -
Intangible assets                                             89,970                96,483
Other assets                                                 881,271               568,608
                                                        ------------          ------------

    TOTAL ASSETS                                        $200,319,176          $191,602,080
                                                        ============          ============


        LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
    Demand                                              $ 26,546,718          $ 26,663,469
    Interest-bearing demand                               35,588,785            30,087,763
    Savings                                               23,652,063            21,489,855
    Time, $100,000 and over                               36,458,246            37,433,561
    Other time                                            57,780,450            57,387,901
                                                        ------------          ------------
                                                        $180,026,262          $173,062,549
  Accrued interest payable                                   827,872             1,010,086
  FHLB borrowings                                          1,250,000                     -
  Deferred income taxes                                            -               158,269
  Accrued expenses and other liabilities                   1,597,894             1,101,158
                                                        ------------          ------------

    TOTAL LIABILITIES                                   $183,702,028          $175,332,062
                                                        ------------          ------------

SHAREHOLDERS' EQUITY
  Common stock, $1 par value; 5,000,000 shares
    authorized; 458,048 shares outstanding              $    458,048          $    458,048
  Capital surplus                                          3,863,592             3,863,592
  Retained earnings                                       12,443,457            11,267,374
  Accumulated other comprehensive income                    (147,949)              681,004
                                                        ------------          ------------

    TOTAL SHAREHOLDERS' EQUITY                          $ 16,617,148          $ 16,270,018
                                                        ------------          ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $200,319,176          $191,602,080
                                                        ============          ============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                                           THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                              SEPTEMBER 30,                      SEPTEMBER 30,
                                                      -----------------------------      -----------------------------
                                                          2003              2002             2003             2002
                                                      -----------       -----------      -----------       -----------

INTEREST INCOME
  Interest and fees on loans                          $ 2,445,543       $ 2,253,727      $ 7,134,740       $ 6,731,977
  Interest and dividends on securities
    U.S. Government agencies and
      corporations                                        316,991           401,999          993,924         1,475,771
    Mortgage backed securities                            109,466           158,269          432,353           250,259
    State and political subdivisions                       16,465            13,113           44,190            29,946
    Other                                                   3,499             3,728           15,597            19,124
  Interest on federal funds sold                            3,500            30,124           16,481            66,178
                                                      -----------       -----------      -----------       -----------
                                                      $ 2,895,464       $ 2,860,960      $ 8,637,285       $ 8,573,255
                                                      -----------       -----------      -----------       -----------
INTEREST EXPENSE
  Interest on interest bearing demand, $                  969,351       $ 1,334,613      $ 3,258,959       $ 4,060,939
    savings and time deposits
  Interest on federal funds purchased                         555                 -              825                 -
  Interest On FHLB Borrowings                               1,877                 -            1,877                 -
                                                      -----------       -----------      -----------       -----------
                                                      $   971,783       $ 1,334,613      $ 3,261,661       $ 4,060,939
                                                      -----------       -----------      -----------       -----------

         NET INTEREST INCOME                          $ 1,923,681       $ 1,526,347      $ 5,375,624       $ 4,512,316

PROVISION FOR LOAN LOSSES                                  57,000            40,500          194,000           152,000
                                                      -----------       -----------      -----------       -----------

         NET INTEREST INCOME AFTER
           PROVISION FOR LOAN LOSSES                  $ 1,866,681       $ 1,485,847      $ 5,181,624       $ 4,360,316
                                                      -----------       -----------      -----------       -----------

NONINTEREST INCOME
  Service charges on deposit accounts                 $   255,337       $   199,188      $   693,431       $   538,363
  Other service charges, commissions
    and fees                                               90,042            82,333          277,472           255,195
  Insurance commissions                                    29,426            27,331           80,060            78,715
  Other operating income                                   16,290            11,935           61,681            59,951
  Net gain on sale of securities                           63,981                 -          161,073            78,028
  Income from title company                                16,500             7,500           40,050            40,900
  Gain (loss) on sale of other real Estate owned             (876)                -             (876)            3,492
                                                      -----------       -----------      -----------       -----------
                                                      $   470,700       $   328,287      $ 1,312,891       $ 1,054,644
                                                      -----------       -----------      -----------       -----------
NONINTEREST EXPENSES
  Salaries                                            $   592,531       $   588,030      $ 1,755,359       $ 1,683,422
  Employee benefits                                       188,652           183,844          617,792           554,321
  Occupancy of premises                                    75,296            62,758          223,110           205,714
  Furniture and equipment expense                         165,621            90,260          468,056           271,088
  Other operating expenses                                387,628           432,084        1,299,865         1,257,836
                                                      -----------       -----------      -----------       -----------
                                                      $ 1,409,728       $ 1,356,976      $ 4,364,182       $ 3,972,381
                                                      -----------       -----------      -----------       -----------

         INCOME BEFORE INCOME TAXES                   $   927,653       $   457,158      $ 2,130,333       $ 1,442,579

PROVISION FOR INCOME TAXES                                329,127           160,319          775,611           505,470
                                                      -----------       -----------      -----------       -----------

         NET INCOME                                   $   598,526       $   296,839      $ 1,354,722       $   937,109
                                                      ===========       ===========      ===========       ===========

BASIC EARNINGS PER SHARE                              $      1.31       $      0.65      $      2.96       $      2.05
                                                      ===========       ===========      ===========       ===========


The Notes to Consolidated Financial Statements are an integral part of these statements.